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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-38151 and 333-38147) of Cholestech Corporation of our report dated April 23, 1998, except as to Note 10, which is as of April 29, 1998, appearing on page F-2 of this Form 10-K.

PRICE WATERHOUSE LLP

San Jose, California
May 4, 1998